      As filed with the Securities and Exchange Commission on June 27, 2002
                                               Registration No. 333-_________
-------------------------------------------------------------------------------

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                        ---------------------------------
                                    FORM SB-2
                             REGISTRATION STATEMENT
                        Under the Securities Act of 1933
                        ---------------------------------
                         CENTRA FINANCIAL HOLDINGS, INC.
               (exact name of Registrant as specified in charter)


         WEST VIRGINIA                           6712                           55-0770610
(State or other jurisdiction of       (Primary Standard Industrial          (I.R.S. Employer
 incorporation or organization)          Classification Number)          Identification Number)


                             990 ELMER PRINCE DRIVE
                                  P.O. BOX 656
                      MORGANTOWN, WEST VIRGINIA 26507-0656
               (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)
                       ----------------------------------
                                DOUGLAS J. LEECH
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                         CENTRA FINANCIAL HOLDINGS, INC.
                             990 ELMER PRINCE DRIVE
                                  P.O. BOX 656
                      MORGANTOWN, WEST VIRGINIA 26507-0656
                                 (304) 598-2000
                       ----------------------------------
                                   COPIES TO:
                             CHARLES D. DUNBAR, ESQ.
                          ELIZABETH OSENTON LORD, ESQ.
                              JACKSON & KELLY PLLC
                               1600 LAIDLEY TOWER
                                  P.O. BOX 553
                         CHARLESTON, WEST VIRGINIA 25322
              (304) 340-1000 (TELEPHONE) (304) 340-1080 (FACSIMILE)
                       ----------------------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: [ ]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ X ] 333-84584

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

              ---------------------------------------------------
                         CALCULATION OF REGISTRATION FEE
              ---------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                 PROPOSED MAXIMUM (1)
          TITLE OF SHARES TO BE REGISTERED                     AGGREGATE OFFERING PRICE             AMOUNT OF REGISTRATION FEE
---------------------------------------------------------------------------------------------------------------------------------
Common Stock, $1.00 par value (including associated
rights issued under the Shareholder Protection                        $1,800,000                             $166.00
Rights Agreement) . . . . . . . . . . . . . . . . .
---------------------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the amount of the Registration Fee.

--------------------------------------------------------------------------------

INCORPORATION BY REFERENCE OF REGISTRATION STATEMENT
ON FORM SB-2, FILE NO. 333-84584


         Pursuant to Rule 462(b) under the Securities Act of 1933, as amended, Centra Financial Holdings, Inc. (the "Company") hereby incorporates by reference into this Registration Statement on Form SB-2 in its entirety the Registration Statement on Form SB-2 (File No. 333-84584) declared effective on May 20, 2002, by the Securities and Exchange Commission (the "Commission"), including each of the documents filed by the Company with the Commission and incorporated or deemed to be incorporated by reference therein or deemed to be a part thereof.

                                   SIGNATURES

         In accordance with the requirements of the Securities Act of 1933, Centra Financial certifies that it has reasonable grounds to believe that it meets all of the requirements of filing on Form SB-2 and authorizes this Registration Statement to be signed on its behalf by the undersigned, in the City of Morgantown, State of West Virginia, on June 26, 2002.

                                    CENTRA FINANCIAL HOLDINGS, INC.

                                    By  /s/   Douglas J. Leech
                                        ------------------------------------
                                        Douglas J. Leech
                                        President and
                                        Chief Executive Officer

                                    By  /s/   Kevin Lemley
                                        ------------------------------------
                                        Kevin Lemley
                                        Chief Financial Officer
                                        (Principal Financial and Accounting
                                        Officer)


Dated:   June 26, 2002

         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

         SIGNATURES                              TITLE                           DATE
         ----------                              -----                           ----
/s/   Douglas J. Leech           President and Chief Executive Officer       June 26, 2002
------------------------------               and Director
Douglas J. Leech

/s/   Arthur Gabriel                            Director                     June 26, 2002
------------------------------
Arthur Gabriel

/s/   Parry G. Petroplus                        Director                     June 26, 2002
------------------------------
Parry G. Petroplus

/s/   Milan Puskar                              Director                     June 26, 2002
------------------------------
Milan Puskar

/s/   Bernard G. Westfall                       Director                     June 26, 2002
------------------------------
Bernard G. Westfall


                                  EXHIBIT INDEX


Exhibits
--------
5.1                        Opinion of Jackson & Kelly PLLC

23.1                       Consent of Ernst & Young LLP